UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2020

Commission File Number:  001-32420

Charlie's Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada
(State or other jurisdiction of incorporation or organization)
84-1575085
(IRS Employer Identification No.)

1007 Brioso Drive, Costa Mesa, California 92627
(Address of principal executive offices)

949-203-3500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
N/A
Trading Symbol(s)
CHUC
Name of exchange on which registered
N/A

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2020, Charlies' Chalk Dust, LLC ("CCD"), a wholly owned subsidiary of Charlie's Holdings, Inc. (the "Company"), received approval to enter into a U.S. Small Business Administration ("SBA") Promissory Note (the "PPP Loan") with TBK Bank, SSB (the "Lender"), pursuant to the Paycheck Protection Program ("PPP") of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") as administered by the SBA (the "Loan Agreement").

The PPP Loan provides for working capital to CCD in the amount of $650,761. The PPP Loan will mature on April 30, 2022, and will accrue interest at a rate of 1.00% per annum. Payments of principal and interest will be deferred for six months from the date of the PPP Loan, or until November 30, 2020. Interest, however, will continue to accrue during this time.

On April 14, 2020, Don Polly LLC ("Don Polly"), a related company, which is consolidated as a Variable Interest Entity (VIE) of the Company, also obtained a PPP Loan from Community Banks of Colorado, a division of NBH Bank (the "Polly Lender"). The PPP Loan obtained by Don Polly provides for working capital to Don Polly in the amount of $215,600. The PPP Loan will mature on April 14, 2022, and will accrue interest at a rate of 1.00% per annum. Payments of principal and interest will be deferred for six months from the date of the PPP Loan, or until November 14, 2020. Interest, however, will continue to accrue during this time.

The aforementioned PPP Loans were made under the Paycheck Protection Program (15 U.S.C. 636(a)(36)) enacted by Congress under the CARES Act. The CARES Act (including the guidance issued by SBA and U.S. Department of the Treasury related thereto) provides that all or a portion of the PPP Loans may be forgiven upon request from the Company to Lender or the Polly Lender, as the case may be, subject to requirements in the PPP Loans and under the CARES Act.

The foregoing summary of the PPP Loans to CCD and Don Polly are qualified in their entirety by reference to the Loan Agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
EX-10.1	Promissory Note by and between Charlie’s Chalk Dust LLC and TBK Bank, SSB dated April 30, 2020.
EX-10.2	Promissory Note by and between Don Polly LLC and Community Banks of Colorado, a division of NBH Bank, dated April 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlie's Holdings, Inc.

Date:   May 8, 2020
By:	/s/ David Allen

Name: David Allen
Title: Chief Financial Officer